DPF

Davlin Philanthropic Fund

Creating a world of philanthropists.

44 River Road, Suite A

Wayland, MA 01778-1829

1-877-DAVLIN-8

www.DavlinFunds.org

July 2012

Fund Performance through June 30, 2012

1 year

History-to-Date*

DPFDX

-3.14%

7.55%

Russell 2000

-2.08%

3.62%

S&P 500

5.45%

2.32%

*Annualized

Ticker Symbol: DPFDX

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What's New Update - Have you ever heard of Planned Giving Training
Wheels?

One of the most interesting things about launching a new product is that it takes years to learn all the different ways in which people will use the product. One of the unintended uses of the Davlin
Philanthropic Fund is as a product to fill an interim step toward planned giving. This is that part of the sale that occurs after the relationship and intent to give has been established, but before life’s demands will allow the donor to write the check or change his/her will. One Development Officer called it “planned giving training wheels”. Read More
(http://cts.vresp.com/c/?DavlinPhilanthropicF/0303bcdd36/TEST/d1dfe04bc8

Stock Market Update -

The twelve month period ending March 31, 2012 started with a relatively flat market. By late summer the market became focused on the fallout in Greece and Europe, and the assumption that it would lead the US into a double dip recession. The markets bottomed at the end of September and posted an impressive rebound through March 31,
2012. The Davlin Philanthropic Fund finished the year up a meager
1.03%, beating the Russell 2000 loss of 0.18%, but significantly underperforming the S&P 500 return of 8.53%. Read More
(http://cts.vresp.com/c/?DavlinPhilanthropicF/0303bcdd36/TEST/7440260fe4

Charity Update -

The month of April means that it is time to send out our investor’s annual donation checks. This year’s checks went out to twenty–two amazing charities, including: Actor’s Fund of America,
Alzheimer’s Association, ASPCA, Bay Cove Human Service, Belmont
Hill School, Big Brothers Big Sisters of Massachusetts Bay, the
Boston Harbor Island Alliance, Boston University, Earthwatch
Institute, Feeding America, Hands Together for Haiti, Heifer Project
International, Massachusetts Audubon Society, National Marine Life
Center, Nature Conservancy, North Bennett Street School, Parmenter
Community Health, Phillips Academy Andover, Public Theater of NY,
Trinity College, University of Pittsburgh, and WNRN (a public radio station). Read More
(http://cts.vresp.com/c/?DavlinPhilanthropicF/0303bcdd36/TEST/39bc19b4f7

Performance data represents past performance, which is not indicative of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and
that current performance may be lower or higher than the performance data quoted. As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains these as well as other information about the Fund. A prospectus and current performance data may be obtained from www.DavlinFunds.org or by calling
1-877-Davlin-8. Read the prospectus carefully before investing. The
Fund's total expense ratio, as provided in the Fund prospectus dated
October 3, 2011, was 1.53%. Investors should be aware that the
Donation Matching Premium will change both up and down over time as the ratio between Donation Matching Investors and normal investors changes with contributions and redemptions. In addition, the Davlin
Foundation directors will decide which charities receive the matching funds, although those decisions are guided by the recommendations of investors who have chosen charities from the Foundation’s approved list. Investors can check the current Matching Premium by visiting the fund’s web site at www.DavlinFunds.org.

Interesting Perspectives
Nonfiction Review: "Daughters of the Declaration"; by Claire Gaudiani
and David Burnett
(lit.newcity.com/2012/02/24/nonfiction-review-daughters-of-the-declaration-by-claire-gaudiani-and-david-burnett/)

Charitable Giving Increased 4.2 Percent in 2011, yet Continued Growth
in 2012 Remains Uncertain
(www.marketwatch.com/story/charitable-giving-increased-42-percent-in-2011-yet-continued-growth-in-2012-remains-uncertain-2012-05-01)

7 Ways to Donate to Charity on the Cheap
(money.usnews.com/money/personal-finance/articles/2012/03/20/7-ways-to-donate-to-charity-on-the-cheap)

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Davlin Philanthropic Fund
44 River Road, Suite A
Wayland, Massachusetts 01778
US

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